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                                                            Exhibit 23.2
                                                            ------------

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Stock Option Plan and 1999 Stock Incentive Plan of pcOrder.com, Inc. of our report dated February 5, 1999, with respect to the financial statements of pcOrder.com, Inc. included in its Registration Statement on Form S-1 (No. 333-62985) filed with the Securities and Exchange Commission.

                                              /s/ ERNST & YOUNG LLP

Austin, Texas
May 24, 1999